UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22652
                                                    -----------

                      First Trust Variable Insurance Trust
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2012
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
            FOR THE PERIOD MAY 1, 2012 (COMMENCEMENT OF OPERATIONS)
                           THROUGH DECEMBER 31, 2012

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2012

Shareholder Letter...........................................................  1
Market Overview..............................................................  2
Performance Summary and Portfolio Components.................................  4
Understanding Your Fund Expenses.............................................  7
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 16
Statement of Operations...................................................... 17
Statement of Changes in Net Assets........................................... 18
Financial Highlights......................................................... 19
Notes to Financial Statements................................................ 20
Report of Independent Registered Public Accounting Firm ..................... 25
Additional Information....................................................... 26
Board of Trustees and Officers .............................................. 27
Privacy Policy .............................................................. 29



                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of the First Trust Variable Insurance Trust (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund"), the sole series of the Trust, will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2012


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Variable Insurance Trust (the "Trust").

The report you hold contains detailed information about the initial series of the Trust, First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund"), for the period ended December 31, 2012. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investment so you and your financial advisor are current on what you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Variable Insurance Trust and Chief Executive Officer of First Trust Advisors L.P.

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                                MARKET OVERVIEW
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2012

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 22 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC and WBBM Radio and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The U.S. economy continued to grow at about a 2% annual clip during 2012. The Federal Reserve has injected trillions of dollars of stimulus into the economy since the start of the financial crisis. It has already helped stabilize the commercial and residential real estate markets in the U.S. by artificially keeping interest rates at or near historically low levels. While we continue to see job creation on a monthly basis, the number of new jobs created, 158,000 per month on average in 2012, is at least 100,000 below the low end of the desired target. We believe a good amount of the stimulus is simply sitting idle waiting to be put to work. Some smart policy-making out of Washington, D.C. early in 2013 could inspire a real boost in economic activity, in our opinion.

Should economic growth in the U.S. accelerate at some point in response to the abundance of stimulus from the Federal Reserve, interest rates could quickly begin to rise off their artificially low levels, in our opinion. While that would naturally impede total returns in the bond market, it should benefit the relative performance of equities. Data from Standard & Poor's revealed that, since 1953, U.S. stocks actually posted their best returns when the yield on the 10-year Treasury note rose to around 4.0%, according to Businessweek. The S&P 500 gained an average of 1.7% per month during periods when yields climbed to a range of 3.0% to 4.0%. Stock prices usually retrench when the yield on the 10-year Treasury note tops 6.0%. Sam Stovall, S&P's chief equity strategist, defined this "sweet spot" as a period where growth in the economy reduces unemployment, increases corporate earnings, but does not trigger growth-slowing efforts by the Federal Reserve.

EQUITIES

All of the major U.S. stock indices posted double-digit returns in 2012. The Dow Jones U.S. Total Market Index(SM) posted a total return of 16.58%, according to Bloomberg. The Dow Jones U.S. Total Market Index(SM) posted a total return of 3.91% from 4/30/12-12/31/12. The number one classification within the Lipper U.S. Diversified Equity Classification category (open-end funds) for net new cash inflows in 2012 was Equity Income, at $21.7 billion, according to Strategic Insight and Lipper. We find that impressive when you compare those inflows to the broader Lipper U.S. Diversified Equity Classification category, which posted net outflows totaling $68.6 billion in 2012.

The S&P Dow Jones Indices, which tracks approximately 10,000 U.S. traded stocks, announced that total stock dividend distributions (excluding special and extra one-time dividend payments) increased by a net (increases minus decreases) $35.6 billion in 2012, according to its own release. In 2012, there were 2,883 dividend increases, up from 1,953 in 2011, and 275 decreases, up from 101 in 2011. The dividend payout rate, which is the percentage of a dollar's worth of earnings paid in the form of a cash dividend, was just 36% in 2012. The historical average dating back to the 1930s is closer to 52%. That implies that companies, on average, may have the ability to increase their payout rate moving forward.

--------------------------------------------------------------------------------
                         MARKET OVERVIEW - (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2012


BONDS

Despite the aforementioned potential for a rise in interest rates, the demand for investment-grade corporate debt could get a lift from institutional investors. The need for pensions to more closely align maturities with their liabilities may result in managers lightening exposure to equities in favor of 10- and 30-year corporate bonds. Pension plan demand for investment-grade corporate bonds could total $100-$150 billion in each of the next several years, according to Michael Moran, a pension strategist at Goldman Sachs Asset Management.

Cash flows into the Lipper Intermediate Investment Grade Debt Classification and Corporate Debt Classification categories (open-end funds) were just as strong in the second half of 2012 as the first half. Net new cash inflows into Intermediate Investment Grade funds totaled $39.5 billion in the last six months of 2012, up from $36.1 billion in the first half, according to Strategic Insight. Net inflows totaled $75.6 billion for the entire year, up from $23.5 billion in 2011. Net new cash inflows into Corporate Debt funds totaled $9.9 billion in the last six months of 2012, down from $12.9 billion in the first half of 2012. Net inflows totaled $22.9 billion for the entire year, up from $6.8 billion in 2011.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                         DECEMBER 31, 2012 (UNAUDITED)


FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO

From portfolio inception (May 1, 2012) to year end 2012, the First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund") returned 4.38% versus 4.96% for the blended benchmark: 50% Russell 3000(R) Index and 50% Barclays U.S. Corporate Investment-Grade Index.

Following a strong first quarter for equities, economic data were mixed and anxieties returned about the European debt situation around the time the Fund was launched. This resulted in equity benchmarks giving up some of their first quarter gains during the second quarter. Profit growth estimates also started to recede as the Chinese economy cooled and political events in both Europe and the U.S. conspired to send equities lower. Markets regained their momentum in the third quarter as volatility declined. Sentiment toward the Eurozone improved in July after the European Central Bank promised to do whatever it takes to keep the Eurozone together. In the fourth quarter, markets traded slightly lower due to news flow out of Washington. The election and ongoing negotiations over the "fiscal cliff" impacted markets during the fourth quarter and the economy continued to plod along as economic data showed sluggish growth.

The equity portion of the Fund had quarterly rebalances in early July and October. The Fund's objective is to seek to provide total return by allocating among dividend-paying stocks and investment-grade bonds. To accomplish this objective for the equity portion, the selection process is focused on dividend strength, capital strength and price stability. This process resulted in overweight positions in Consumer Staples, Industrials and Financials stocks, while Energy, Information Technology and Telecommunication Services were underweight.

Of the ten Global Industry Classification Standard sectors, commonly referred to as GICS sectors, five had positive total attribution effects (allocation effect combined with selection effect) and five had negative total attribution effect for the Fund. Four sectors had a positive selection effect: Consumer Staples, Information Technology, Industrials and Energy. Five sectors had a negative selection effect: Consumer Discretionary, Financials, Health Care, Materials and Utilities. The Fund had no allocation to the Telecommunication Services sector, so it had no selection effect. The Fund had a positive allocation effect in eight of the ten sectors, with Telecommunication Services and Materials the only detractors.

The Consumer Discretionary sector was the biggest overall detractor from relative performance due to security selection. The Fund was also slightly overweight the Consumer Discretionary sector relative to the Russell 3000(R) Index. The Fund's relative performance for the sector was most hindered by the selection of Monro Muffler Brake, Inc., John Wiley & Sons, Inc. and Garmin Ltd. Relative to the Russell 3000(R) Index, the Fund lagged in the Financials and Telecommunication Services sectors. In the Financials sector, Assurant, Inc. and Reinsurance Group of America, Inc. detracted from relative performance. The Telecommunication Services sector was the best-performing sector in the Russell 3000(R) Index, albeit with the smallest sector weighting. As noted above, the Fund had no allocation to the Telecommunication Services sector.

The Consumer Staples sector was the top-contributing sector to relative performance. The Fund was overweight the sector which led to a positive allocation effect on top of a sizable selection effect. The top Fund contributors from the sector were Costco Wholesale Corp., Wal-Mart Stores, Inc. and Flowers Foods, Inc. Relative to the Russell 3000(R) Index, the Fund had positive attribution effects from the Information Technology and Industrials sectors. The Information Technology sector was the worst-performing sector in the Russell 3000(R) Index. The Fund was underweight the sector and had a positive selection effect as well. The top-contributing positions from the sector were Maximus, Inc., Visa, Inc. and Jack Henry & Associates, Inc. The Industrials sector also had positive allocation and selection effects. The top-contributing positions from the sector were Equifax, Inc., Cummins, Inc. and Rockwell Collins, Inc.

The Fund's top five contributors to performance were Maximus, Inc., H&R Block, Inc., Visa, Inc., Costco Wholesale Corp. and Eli Lilly & Co. The top detractors from performance were Intel Corp., Western Union Co., Occidental Petroleum Corp., FactSet Research Systems, Inc. and Chimera Investment Corp.

As we look forward to 2013, equity valuations remain attractive, in our opinion. The upcoming debt ceiling debate, along with sluggish job and earnings growth, are likely to remain headlines in the near term. However, we believe taking a long-term view of equities reveals attractive valuations and opportunities for patient investors. The Fund will remain consistent in its objective of providing total return by allocating among dividend-paying stocks and investment-grade bonds.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                         DECEMBER 31, 2012 (UNAUDITED)


FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO (CONTINUED)

The corporate bond market had a solid performance in 2012. Along with decent earnings and generally strong balance sheets, markets were aided by three key drivers. The first occurred in July when European leaders pledged "to do whatever it takes to preserve the Euro". Their orchestrated effort assuaged market fears about the ability of government and central bank officials to contain the three year old debt crisis. The second driver occurred in August as members of the Federal Reserve began to muse publically about the need for a third round of quantitative easing. In September, the Fed did indeed announce QE3, pledging to purchase mortgages and other securities in order to keep interest rates low for years. The third driver, manifest throughout the year, was the demand for bonds outstripping the supply. Interestingly, even while new debt issuance was close to a record amount, demand more than matched it. Some of this is explained by investors moving out of equity funds in favor of bond funds.

In this environment, the Fund's bond portfolio's solid returns were driven mostly by improving credit spreads and less so by interest rate changes. Since Fund inception, the option-adjusted spread for the Barclays U.S. Corporate Investment-Grade Index tightened to 141 from 186 while the 10-year Treasury yield dropped to 1.72% from 1.94%. As investors sought more yield, the riskiest segments of the investment-grade bond market were the ones that performed the best. Long duration bonds outperformed short duration. Returns on Baa-rated issues beat those A-rated and higher. The more volatile Financials sector ended with much better returns than the Industrials and Utility sectors. Since inception, the total return on the fixed-income portion of the Fund's portfolio was in line with the benchmark.

The bond portion of the Fund seeks to provide income and preserve capital through investing in a diverse allocation of investment-grade corporate bonds and bonds backed by the U.S. Government and its agencies. The Fund may also hold exchange-traded funds ("ETFs") that invest in these types of securities when it is in the best interest of the Fund for purposes of efficient liquidity and diversification benefits as compared to that provided by transacting in bonds directly. At different times during the period, the Fund held as many as three and as few as one fixed-income ETFs to accomplish these objectives.

Looking forward, our view is that the fixed-income portion of the strategy will provide coupon-like returns in 2013. Investment-grade credit looks to be near fully valued given a slowly expanding economy and interest rates that have little room to fall outside of another full blown crisis. In this context, the greater carry from riskier credits is expected to add the most value. In our view, the bank and finance sector offers the best opportunity for spread compression.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                         DECEMBER 31, 2012 (UNAUDITED)


------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                             PERIOD ENDED DECEMBER 31, 2012


                                                                                         SINCE INCEPTION
                                                                INCEPTION DATE       CUMULATIVE TOTAL RETURN
First Trust/Dow Jones Dividend & Income Allocation Portfolio        5/1/12                    4.38%
Blended Benchmark (a)                                                                         4.96%
Barclays U.S. Corporate Investment-Grade Index (b)                                            6.36%
Russell 3000(R) Index (c)                                                                     3.32%


(a) The Blended Benchmark return is a 50/50 split between the Russell 3000(R) Index and the Barclays U.S. Corporate Investment-Grade Index returns.

(b) Barclays U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. The index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The return for the Fund does not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        May 1, 2012 - December 31, 2012

               First Trust/Dow Jones Dividend &         Blended        Barclays U.S. Corporate     Russell 3000(R)
               Income Allocation Portfolio              Benchmark      Investment-Grade Index      Index
5/1/2012       10000                                    10000          10000                       10000
12/31/12       10438                                    10496          10636                       10332


------------------------------------------------------
                                            % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
------------------------------------------------------
iShares iBoxx Investment Grade
   Corporate Bond Fund                           28.7%
Wal-Mart Stores, Inc., 5.63%, 04/15/2041          1.0
Bank of America Corp., 5.70%, 01/24/2022          1.0
MidAmerican Energy Co., 5.30%, 03/15/2018         1.0
Dow Chemical (The) Co., 5.70%, 05/15/2018         1.0
American International Group, Inc., 5.85%,
   01/16/2018                                     0.9
Goldman Sachs Group (The), Inc., 5.75%,
   01/24/2022                                     0.9
Wyeth LLC, 5.95%, 04/01/2037                      0.9
Citigroup, Inc., 4.50%, 01/14/2022                0.9
Kinder Morgan Energy Partners, L.P., 3.95%,
  09/01/2022                                      0.9
------------------------------------------------------
     Total                                       37.2%
                                                 =====


------------------------------------------------------
                                            % OF TOTAL
SECTOR                                     INVESTMENTS
------------------------------------------------------
Common Stocks:
  Financials                                      9.1%
  Industrials                                     9.1
  Consumer Staples                                7.0
  Information Technology                          6.8
  Consumer Discretionary                          6.8
  Health Care                                     6.4
  Materials                                       2.1
  Energy                                          1.6
  Utilities                                       1.3
------------------------------------------------------
Total Common Stocks                              50.2
Exchange-Traded Funds                            28.7
Corporate Bonds & Notes                          21.1
                                                ------
     Total                                      100.0%
                                                ======

FIRST TRUST VARIABLE INSURANCE TRUST
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2012 (UNAUDITED)


As a shareholder of First Trust/Dow Jones Dividend & Income Allocation Portfolio, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2012.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                                 HYPOTHETICAL
                                             ACTUAL EXPENSES                              (5% RETURN BEFORE EXPENSES)
                                ------------------------------------------   ------------------------------------------------------
                                                               EXPENSES                                     EXPENSES
                                  BEGINNING       ENDING     PAID DURING       BEGINNING       ENDING     PAID DURING      ANNUAL-
                                   ACCOUNT       ACCOUNT        PERIOD          ACCOUNT       ACCOUNT        PERIOD         IZED
                                    VALUE         VALUE      07/01/2012-         VALUE         VALUE      07/01/2012-      EXPENSE
                                  07/01/2012    12/31/2012  12/31/2012 (a)     07/01/2012    12/31/2012  12/31/2012 (a)   RATIO (b)
                                --------------  ----------  --------------   --------------  ----------  --------------   ---------

First Trust/Dow Jones Dividend &
   Income Allocation Portfolio    $ 1,000.00    $ 1,041.70    $     6.16       $ 1,000.00    $ 1,019.10    $     6.09       1.20%



(a) Expenses are equal to the annualized expense ratio multiplied by the average account value over the period (July 1, 2012 through December 31, 2012), multiplied by 184/366 (to reflect the six-month period). Hypothetical expenses are assumed for the most recent fiscal half-year.

(b)   The expense ratio reflects an expense cap.

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS - 48.9%

             AEROSPACE & DEFENSE - 2.0%
      1,582  General Dynamics Corp.........................................................  $     109,585
      1,119  Lockheed Martin Corp..........................................................        103,273
      1,574  Northrop Grumman Corp.........................................................        106,371
      1,829  Raytheon Co...................................................................        105,277
      1,949  Rockwell Collins, Inc.........................................................        113,373
      1,334  United Technologies Corp......................................................        109,401
                                                                                             -------------
                                                                                                   647,280
                                                                                             -------------

             AIR FREIGHT & LOGISTICS - 0.7%
      1,785  CH Robinson Worldwide, Inc....................................................        112,848
      1,461  United Parcel Service, Inc., Class B .........................................        107,719
                                                                                             -------------
                                                                                                   220,567
                                                                                             -------------

             BEVERAGES - 0.9%
      1,601  Brown-Forman Corp.............................................................        101,263
      2,757  Coca-Cola (The) Co............................................................         99,941
      1,478  PepsiCo, Inc..................................................................        101,140
                                                                                             -------------
                                                                                                   302,344
                                                                                             -------------

             CAPITAL MARKETS - 0.7%
      4,875  SEI Investments Co............................................................        113,782
      1,652  T. Rowe Price Group, Inc......................................................        107,595
                                                                                             -------------
                                                                                                   221,377
                                                                                             -------------

             CHEMICALS - 1.4%
      1,263  Air Products & Chemicals, Inc.................................................        106,117
      1,889  FMC Corp......................................................................        110,544
      1,755  International Flavors & Fragrances, Inc.......................................        116,778
      1,452  Sigma-Aldrich Corp............................................................        106,838
                                                                                             -------------
                                                                                                   440,277
                                                                                             -------------

             COMMERCIAL BANKS - 1.2%
      2,292  Bank of Hawaii Corp...........................................................        100,963
      2,708  Commerce Bancshares, Inc......................................................         94,942
      1,821  Cullen Frost Bankers, Inc.....................................................         98,826
      3,047  US Bancorp ...................................................................         97,321
                                                                                             -------------
                                                                                                   392,052
                                                                                             -------------

             COMMERCIAL SERVICES & SUPPLIES - 0.3%
      4,572  Healthcare Services Group, Inc................................................        106,208
                                                                                             -------------

             COMMUNICATIONS EQUIPMENT - 0.7%
      2,039  Harris Corp...................................................................         99,829
      2,961  Plantronics, Inc..............................................................        109,172
                                                                                             -------------
                                                                                                   209,001
                                                                                             -------------

             CONTAINERS & PACKAGING - 0.7%
      2,023  Aptargroup, Inc...............................................................         96,538
      2,470  Ball Corp.....................................................................        110,532
                                                                                             -------------
                                                                                                   207,070
                                                                                             -------------


Page 8                  See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2012


   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS - (CONTINUED)

             DISTRIBUTORS - 0.3%
      1,714  Genuine Parts Co..............................................................  $     108,976
                                                                                             -------------

             DIVERSIFIED CONSUMER SERVICES - 0.4%
      6,033  H&R Block, Inc................................................................        112,033
                                                                                             -------------

             ELECTRIC UTILITIES - 0.3%
      2,489  Cleco Corp....................................................................         99,585
                                                                                             -------------

             ELECTRICAL EQUIPMENT - 0.7%
      2,949  AMETEK, Inc...................................................................        110,794
        953  Roper Industries, Inc.........................................................        106,240
                                                                                             -------------
                                                                                                   217,034
                                                                                             -------------

             FOOD & STAPLES RETAILING - 1.6%
      1,044  Costco Wholesale Corp.........................................................        103,116
      2,158  CVS Caremark Corp.............................................................        104,339
      3,343  Sysco Corp....................................................................        105,839
      1,416  Wal-Mart Stores, Inc..........................................................         96,614
      2,870  Walgreen Co...................................................................        106,219
                                                                                             -------------
                                                                                                   516,127
                                                                                             -------------

             FOOD PRODUCTS - 2.4%
      3,002  Campbell Soup Co..............................................................        104,740
      5,180  Flowers Foods, Inc............................................................        120,539
      2,623  General Mills, Inc............................................................        105,995
      1,869  H.J. Heinz Co.................................................................        107,804
      3,575  Hormel Foods Corp.............................................................        111,576
      2,025  Kellogg Co....................................................................        113,096
      1,684  McCormick & Co., Inc..........................................................        106,984
                                                                                             -------------
                                                                                                   770,734
                                                                                             -------------

             GAS UTILITIES - 0.6%
      2,287  New Jersey Resources Corp.....................................................         90,611
      5,142  Questar Corp..................................................................        101,606
                                                                                             -------------
                                                                                                   192,217
                                                                                             -------------

             HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
      1,734  Baxter International, Inc.....................................................        115,588
      1,331  Becton, Dickinson & Co........................................................        104,071
      1,000  C.R. Bard, Inc................................................................         97,740
      1,759  Covidien plc .................................................................        101,565
      2,423  Medtronic, Inc................................................................         99,391
      1,879  Stryker Corp..................................................................        103,007
                                                                                             -------------
                                                                                                   621,362
                                                                                             -------------

             HEALTH CARE PROVIDERS & SERVICES - 2.4%
      2,640  Aetna, Inc....................................................................        122,232
      2,698  AmerisourceBergen Corp........................................................        116,500
      2,684  Cardinal Health, Inc..........................................................        110,527
      1,509  Chemed Corp...................................................................        103,502
      1,215  McKesson Corp.................................................................        117,806


                        See Notes to Financial Statements                 Page 9

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2012

   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS - (CONTINUED)

             HEALTH CARE PROVIDERS & SERVICES - (CONTINUED)
      3,502  Owens & Minor, Inc............................................................  $      99,842
      1,887  UnitedHealth Group, Inc.......................................................        102,351
                                                                                             -------------
                                                                                                   772,760
                                                                                             -------------

             HOTELS, RESTAURANTS & LEISURE - 1.2%
      1,557  Cracker Barrel Old Country Store, Inc.........................................        100,053
      1,875  Darden Restaurants, Inc.......................................................         84,506
      1,139  McDonald's Corp...............................................................        100,471
      1,576  Yum! Brands, Inc..............................................................        104,647
                                                                                             -------------
                                                                                                   389,677
                                                                                             -------------
             HOUSEHOLD DURABLES - 0.3%
      2,504  Garmin, Ltd...................................................................        102,213
                                                                                             -------------

             HOUSEHOLD PRODUCTS - 1.3%
      1,937  Church & Dwight Co., Inc......................................................        103,765
        972  Colgate-Palmolive Co..........................................................        101,613
      1,218  Kimberly-Clark Corp...........................................................        102,836
      1,507  Procter & Gamble (The) Co.....................................................        102,310
                                                                                             -------------
                                                                                                   410,524
                                                                                             -------------

             INDUSTRIAL CONGLOMERATES - 0.7%
      1,133  3M Co.........................................................................        105,199
      1,894  Danaher Corp..................................................................        105,875
                                                                                             -------------
                                                                                                   211,074
                                                                                             -------------

             INSURANCE - 6.0%
      1,382  ACE, Ltd......................................................................        110,284
      1,354  Allied World Assurance Co. Holdings, AG ......................................        106,695
      2,759  American Financial Group, Inc.................................................        109,036
      4,081  Amtrust Financial Services, Inc...............................................        117,084
      2,802  Assurant, Inc.................................................................         97,229
      2,994  Axis Capital Holdings, Ltd....................................................        103,712
      1,370  Chubb Corp....................................................................        103,188
      2,803  Hanover Insurance Group (The), Inc............................................        108,588
      3,084  HCC Insurance Holdings, Inc...................................................        114,756
      2,705  Mercury General Corp..........................................................        107,361
      4,724  Montpelier Re Holdings, Ltd...................................................        107,991
      1,408  PartnerRe, Ltd................................................................        113,330
      1,807  Reinsurance Group of America, Inc.............................................         96,711
      1,355  RenaissanceRe Holdings, Ltd...................................................        110,107
      2,036  Torchmark Corp................................................................        105,200
      1,530  Travelers (The) Cos., Inc.....................................................        109,885
      3,082  Validus Holdings, Ltd.........................................................        106,576
      2,788  W.R. Berkley Corp.............................................................        105,219
                                                                                             -------------
                                                                                                 1,932,952
                                                                                             -------------

             IT SERVICES - 3.1%
      1,494  Accenture PLC, Class A .......................................................         99,351
      1,783  Automatic Data Processing, Inc................................................        101,649


Page 10                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2012

   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS - (CONTINUED)

             IT SERVICES - (CONTINUED)
      4,481  Broadridge Financial Solutions, Inc...........................................  $     102,525
        503  International Business Machines Corp..........................................         96,350
      2,762  Jack Henry & Associates, Inc..................................................        108,436
      1,749  Maximus, Inc..................................................................        110,572
      3,140  Paychex, Inc..................................................................         97,780
      4,410  Total System Services, Inc....................................................         94,462
        780  Visa, Inc.....................................................................        118,232
      5,739  Western Union Co..............................................................         78,108
                                                                                             -------------
                                                                                                 1,007,465
                                                                                             -------------

             LEISURE EQUIPMENT & PRODUCTS - 0.6%
      2,739  Hasbro, Inc...................................................................         98,330
      2,948  Mattel, Inc...................................................................        107,956
                                                                                             -------------
                                                                                                   206,286
                                                                                             -------------

             LIFE SCIENCES TOOLS & SERVICES - 0.3%
      1,452  Techne Corp...................................................................         99,230
                                                                                             -------------

             MACHINERY - 2.1%
      2,341  CLARCOR, Inc..................................................................        111,853
      1,135  Cummins, Inc..................................................................        122,978
      3,012  Donaldson Co., Inc............................................................         98,914
      1,250  Parker Hannifin Corp..........................................................        106,325
        793  Valmont Industries, Inc.......................................................        108,284
      1,302  Wabtec Corp/De ...............................................................        113,977
                                                                                             -------------
                                                                                                   662,331
                                                                                             -------------

             MEDIA - 0.9%
      2,274  John Wiley & Sons, Inc., Class A .............................................         88,527
      2,985  Meredith Corp.................................................................        102,833
      2,000  Walt Disney (The) Co..........................................................         99,580
                                                                                             -------------
                                                                                                   290,940
                                                                                             -------------

             MULTI-UTILITIES - 0.3%
      2,776  Wisconsin Energy Corp.........................................................        102,296
                                                                                             -------------

             MULTILINE RETAIL - 0.6%
      1,578  Family Dollar Stores, Inc.....................................................        100,061
      1,647  Target Corp...................................................................         97,453
                                                                                             -------------
                                                                                                   197,514
                                                                                             -------------

             OIL, GAS & CONSUMABLE FUELS - 1.6%
        894  Chevron Corp..................................................................         96,677
      1,829  ConocoPhillips ...............................................................        106,064
      1,142  Exxon Mobil Corp..............................................................         98,840
      2,534  HollyFrontier Corp............................................................        117,958
      1,214  Occidental Petroleum Corp.....................................................         93,004
                                                                                             -------------
                                                                                                   512,543
                                                                                             -------------

             PHARMACEUTICALS - 1.6%
      1,526  Abbott Laboratories ..........................................................         99,953


                        See Notes to Financial Statements                Page 11

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2012

   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS - (CONTINUED)

             PHARMACEUTICALS - (CONTINUED)
      3,098  Bristol-Myers Squibb Co.......................................................  $     100,964
      2,205  Eli Lilly & Co................................................................        108,750
      1,519  Johnson & Johnson ............................................................        106,482
      4,209  Pfizer, Inc...................................................................        105,562
                                                                                             -------------
                                                                                                   521,711
                                                                                             -------------

             PROFESSIONAL SERVICES - 0.4%
      2,244  Equifax, Inc..................................................................        121,445
                                                                                             -------------

             REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.0%
      3,708  Hatteras Financial Corp.......................................................         91,996
        751  Public Storage ...............................................................        108,865
      2,134  Rayonier, Inc.................................................................        110,605
                                                                                             -------------
                                                                                                   311,466
                                                                                             -------------

             ROAD & RAIL - 1.0%
      2,210  Landstar System, Inc..........................................................        115,937
        882  Union Pacific Corp............................................................        110,885
      4,894  Werner Enterprises, Inc.......................................................        106,053
                                                                                             -------------
                                                                                                   332,875
                                                                                             -------------

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%
      3,074  Altera Corp...................................................................        105,869
      2,672  Analog Devices, Inc...........................................................        112,384
      4,616  Intel Corp....................................................................         95,228
      2,190  KLA-Tencor Corp...............................................................        104,594
      3,792  Texas Instruments, Inc........................................................        117,325
      3,128  Xilinx, Inc...................................................................        112,295
                                                                                             -------------
                                                                                                   647,695
                                                                                             -------------

             SOFTWARE - 0.9%
      4,057  CA, Inc.......................................................................         89,173
      1,085  FactSet Research Systems, Inc.................................................         95,545
      3,511  Microsoft Corp................................................................         93,849
                                                                                             -------------
                                                                                                   278,567
                                                                                             -------------

             SPECIALTY RETAIL - 1.2%
      2,972  Monro Muffler Brake, Inc......................................................        103,931
      1,515  PetSmart, Inc.................................................................        103,535
      1,619  Ross Stores, Inc..............................................................         87,669
      2,336  TJX (The) Cos., Inc...........................................................         99,163
                                                                                             -------------
                                                                                                   394,298
                                                                                             -------------

             TEXTILES, APPAREL & LUXURY GOODS - 1.0%
      1,865  Coach, Inc....................................................................        103,526
      2,202  NIKE, Inc., Class B ..........................................................        113,623
        690  Ralph Lauren Corp.............................................................        103,445
                                                                                             -------------
                                                                                                   320,594
                                                                                             -------------

             TOBACCO - 0.6%
      3,130  Altria Group, Inc.............................................................         98,345


Page 12                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2012

   SHARES                                     DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS - (CONTINUED)

             TOBACCO - (CONTINUED)
      2,412  Reynolds American, Inc........................................................  $      99,929
                                                                                             -------------
                                                                                                   198,274
                                                                                             -------------

             TRADING COMPANIES & DISTRIBUTORS - 1.0%
      2,523  Applied Industrial Technologies, Inc..........................................        105,991
      2,433  Fastenal Co...................................................................        113,597
        501  W.W. Grainger, Inc............................................................        101,387
                                                                                             -------------
                                                                                                   320,975
                                                                                             -------------

             TOTAL COMMON STOCKS ..........................................................     15,729,949
             (Cost $15,542,190)                                                              -------------


EXCHANGE-TRADED FUNDS - 28.0%
     74,405  iShares iBoxx Investment Grade Corporate Bond Fund ...........................      9,002,261
                                                                                             -------------
             TOTAL EXCHANGE-TRADED FUNDS ..................................................      9,002,261
             (Cost $9,010,644)                                                               -------------

 PRINCIPAL                                                          STATED        STATED
   VALUE                         DESCRIPTION                        COUPON       MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
CORPORATE BONDS AND NOTES - 20.5%

             AEROSPACE & DEFENSE - 1.3%
$   150,000  United Technologies Corp............................    3.10%      06/01/22           159,173
    250,000  United Technologies Corp............................    1.80%      06/01/17           257,613
                                                                                             -------------
                                                                                                   416,786
                                                                                             -------------
             BEVERAGES - 0.8%
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    2.50%      07/15/22           252,097
                                                                                             -------------
             CAPITAL MARKETS - 0.9%
    250,000  Goldman Sachs Group (The), Inc......................    5.75%      01/24/22           296,088
                                                                                             -------------
             CHEMICALS - 0.9%
    250,000  Dow Chemical (The) Co...............................    5.70%      05/15/18           297,669
                                                                                             -------------
             COMMERCIAL BANKS - 0.8%
    250,000  Wells Fargo & Co....................................    1.50%      07/01/15           254,463
                                                                                             -------------
             CONSUMER FINANCE - 0.8%
    250,000  Capital One Financial Corp..........................    1.00%      11/06/15           249,330
                                                                                             -------------
             DIVERSIFIED FINANCIAL SERVICES - 3.0%
    250,000  Bank of America Corp................................    5.70%      01/24/22           301,185
    250,000  Citigroup, Inc......................................    4.50%      01/14/22           279,450
    250,000  General Electric Capital Corp.......................    2.30%      04/27/17           259,487
    100,000  JPMorgan Chase & Co.................................    6.40%      05/15/38           134,526
                                                                                             -------------
                                                                                                   974,648
                                                                                             -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.6%
    250,000  AT&T, Inc...........................................    0.88%      02/13/15           251,303


                        See Notes to Financial Statements                Page 13

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2012

 PRINCIPAL                                                          STATED        STATED
   VALUE                         DESCRIPTION                        COUPON       MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
CORPORATE BONDS AND NOTES - (CONTINUED)

             DIVERSIFIED TELECOMMUNICATION SERVICES - (CONTINUED)
$   250,000  Verizon Communications, Inc.........................    2.45%      11/01/22     $     250,627
                                                                                             -------------
                                                                                                   501,930
                                                                                             -------------
             ELECTRIC UTILITIES - 0.9%
    250,000  MidAmerican Energy Co...............................    5.30%      03/15/18           299,131
                                                                                             -------------
             FOOD & STAPLES RETAILING - 1.0%
    250,000  Wal-Mart Stores, Inc................................    5.63%      04/15/41           328,699
                                                                                             -------------
             INSURANCE - 0.9%
    250,000  American International Group, Inc...................    5.85%      01/16/18           296,207
                                                                                             -------------
             MEDIA - 1.1%
    250,000  Comcast Corp........................................    4.65%      07/15/42           264,595
    100,000  Walt Disney (The) Co................................    0.45%      12/01/15            99,579
                                                                                             -------------
                                                                                                   364,174
                                                                                             -------------
             METALS & MINING - 0.8%
    250,000  Freeport-Mcmoran Copper & Gold, Inc.................    1.40%      02/13/15           249,606
                                                                                             -------------
             OIL, GAS & CONSUMABLE FUELS - 1.6%
    250,000  ConocoPhillips Co...................................    2.40%      12/15/22           249,755
    250,000  Kinder Morgan Energy Partners L.P...................    3.95%      09/01/22           267,841
                                                                                             -------------
                                                                                                   517,596
                                                                                             -------------
             PHARMACEUTICALS - 1.7%
    250,000  Merck & Co., Inc....................................    2.25%      01/15/16           261,410
    215,000  Wyeth LLC ..........................................    5.95%      04/01/37           287,836
                                                                                             -------------
                                                                                                   549,246
                                                                                             -------------
             SOFTWARE - 0.8%
    250,000  Oracle Corp.........................................    2.50%      10/15/22           252,798
                                                                                             -------------
             TOBACCO - 1.6%
    250,000  Altria Group, Inc...................................    2.85%      08/09/22           247,898
    250,000  Philip Morris International, Inc....................    1.13%      08/21/17           249,482
                                                                                             -------------
                                                                                                   497,380
                                                                                             -------------
             TOTAL CORPORATE BONDS AND NOTES ..............................................      6,597,848
             (Cost $6,600,483)                                                               -------------


             TOTAL INVESTMENTS - 97.4% ....................................................     31,330,058
             (Cost $31,153,317) (a)

             NET OTHER ASSETS AND LIABILITIES - 2.6% ......................................        846,312
                                                                                             -------------
             NET ASSETS - 100.0% ..........................................................  $  32,176,370
                                                                                             =============

-------------------------------------------------

(a) Aggregate cost for federal income tax purposes is $31,153,550. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $467,764 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $291,256.


Page 14                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2012


VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2        LEVEL 3
                                                           TOTAL           LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                                          VALUE AT         QUOTED       OBSERVABLE    UNOBSERVABLE
                                                         12/31/2012        PRICES         INPUTS         INPUTS
                                                        ------------    ------------   ------------   ------------
Common Stocks*.......................................   $ 15,729,949    $ 15,729,949   $         --   $         --
Exchange-Traded Funds................................      9,002,261       9,002,261             --             --
Corporate Bonds and Notes*...........................      6,597,848              --      6,597,848             --
                                                        ------------    ------------   ------------   ------------
TOTAL INVESTMENTS....................................   $ 31,330,058    $ 24,732,210   $  6,597,848   $         --
                                                        ============    ============   ============   ============

* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be on the last day of the period at their current value. There were no transfers between the Levels at December 31, 2012.


                        See Notes to Financial Statements                Page 15

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

ASSETS:
Investments, at value
   (Cost $31,153,317)..........................................................................      $ 31,330,058
Cash...........................................................................................         1,133,284
Prepaid expenses...............................................................................               339
Receivables:
   Fund shares sold............................................................................           273,433
   Interest....................................................................................            64,609
   Dividends...................................................................................            41,709
   From Investment Advisor.....................................................................             5,908
                                                                                                     ------------
     Total Assets..............................................................................        32,849,340
                                                                                                     ------------

LIABILITIES:
Payables:
   Investment securities purchased.............................................................           595,078
   Audit fees..................................................................................            29,000
   Administrative service fees.................................................................            12,159
   Custodian fees..............................................................................            10,833
   12b-1 service fees..........................................................................             6,146
   Administrative fees.........................................................................             5,417
   Fund shares redeemed........................................................................             3,998
   Printing fees...............................................................................             2,885
   Transfer agent fees.........................................................................             2,277
   Licensing fees..............................................................................             2,009
   Legal fees..................................................................................             1,120
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             1,277
                                                                                                     ------------
     Total Liabilities.........................................................................           672,970
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 32,176,370
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 31,999,862
Accumulated net investment income (loss).......................................................                --
Accumulated net realized gain (loss) on investments............................................              (233)
Net unrealized appreciation (depreciation) on investments......................................           176,741
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 32,176,370
                                                                                                     ============
NET ASSET VALUE, offering price and redemption price of Shares
     outstanding (Net Assets/Shares outstanding)...............................................      $      10.31
                                                                                                     ============
Number of Shares outstanding...................................................................         3,120,254
                                                                                                     ============


Page 16                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2012 (a)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $207).............................................      $    262,200
Interest.......................................................................................            27,173
                                                                                                     ------------
   Total investment income.....................................................................           289,373
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................            50,338
Administrative fees............................................................................            43,333
Audit fees.....................................................................................            29,000
12b-1 service fees.............................................................................            20,974
Transfer agent fees............................................................................            17,533
Administrative service fees....................................................................            16,852
Trustees' fees and expenses....................................................................            12,422
Custodian fees.................................................................................            10,833
Printing fees..................................................................................             6,904
Financial reporting fees.......................................................................             6,167
Legal fees.....................................................................................             3,737
Licensing fees.................................................................................             2,800
Other..........................................................................................             4,992
                                                                                                     ------------
   Total expenses..............................................................................           225,885
   Fees waived and expenses reimbursed by the investment advisor...............................         (125,220)
                                                                                                     ------------
   Net expenses................................................................................           100,665
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................           188,708
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................           126,195
   Net change in unrealized appreciation (depreciation) on investments.........................           176,741
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................           302,936
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $    491,644
                                                                                                     ============

---------------------------------------

(a)   The Fund was seeded on April 12, 2012 and commenced operations on May 1,
      2012.

                        See Notes to Financial Statements                Page 17

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS


                                                                                    PERIOD
                                                                                    ENDED
                                                                                12/31/2012 (a)
                                                                                --------------
OPERATIONS:
Net investment income (loss)............................................        $      188,708
Net realized gain (loss)................................................               126,195
Net change in unrealized appreciation (depreciation)....................               176,741
                                                                                --------------
Net increase (decrease) in net assets resulting from operations.........               491,644
                                                                                --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................................................              (188,708)
Net realized gain.......................................................              (126,428)
Return of capital.......................................................               (49,832)
                                                                                --------------
Total distributions to shareholders.....................................              (364,968)
                                                                                --------------

CAPITAL TRANSACTIONS:
Proceeds from Shares sold...............................................            33,794,066
Proceeds from Shares reinvested.........................................               364,968
Cost of Shares redeemed.................................................            (2,109,340)
                                                                                --------------
Net increase (decrease) in net assets resulting from capital
     transactions ......................................................            32,049,694
                                                                                --------------
Total increase (decrease) in net assets.................................            32,176,370

NET ASSETS:
Beginning of period.....................................................                    --
                                                                                --------------
End of period...........................................................        $   32,176,370
                                                                                ==============
Accumulated net investment income (loss) at end of period...............        $           --
                                                                                ==============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Shares at beginning of period...........................................                    --
Shares sold.............................................................             3,291,758
Shares redeemed.........................................................              (206,835)
Shares issued as reinvestment...........................................                35,331
                                                                                --------------
Shares at end of period.................................................             3,120,254
                                                                                ==============


---------------------------------------

(a)   The Fund was seeded on April 12, 2012 and commenced operations on May 1,
      2012.


Page 18                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                       PERIOD
                                                        ENDED
                                                   12/31/2012 (a)
                                                   --------------
Net asset value, beginning of period                $     10.00
                                                    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b) ...............           0.15
Net realized and unrealized gain (loss) ........           0.29
                                                    -----------
Total from investment operations ...............           0.44
                                                    -----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..........................          (0.07)
Net realized gain ..............................          (0.04)
Return of capital ..............................          (0.02)
                                                    -----------
Total distributions ............................          (0.13)
                                                    -----------
Net asset value, end of period .................    $     10.31
                                                    ===========
TOTAL RETURN (c) (d) ...........................           4.38%
                                                    ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........    $    32,176
Ratio of expenses to average net assets
  without fee waivers and expenses reimbursed...           2.69% (e)
Ratio of expenses to average net assets ........           1.20% (e)
Ratio of net investment income (loss)
  to average net assets ........................           2.25% (e)
Portfolio turnover rate ........................             34%

---------------------------------------

(a)   The Fund was seeded on April 12, 2012 and commenced operations on May 1,
      2012.

(b)   Per Share values have been calculated using the average share method.

(c) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods less than one year. The return for the Fund does not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall return above.

(d) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(e)   Annualized.


                        See Notes to Financial Statements                Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2012


                              1. FUND DESCRIPTION

First Trust Variable Insurance Trust (the "Trust") is a diversified open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of one fund, First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund"), which commenced investment operations on May 1, 2012. Shares of the Fund are sold only to variable insurance accounts (each an "Account") to fund the benefits of the variable annuity and variable life insurance contracts (each a "Contract" and collectively "the Contracts") issued by life insurance companies writing variable annuity contracts and variable life insurance contracts (each a "Participating Insurance Company").

The Fund's investment objective is to seek to provide total return by allocating among dividend-paying stocks and investment grade bonds. The Fund seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed income securities at the time of purchase. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend paying stocks included in the Dow Jones U.S. Total Stock Market Index(SM). First Trust Advisors L.P. ("First Trust") reserves the right to over-weight, under-weight or exclude certain securities from the Fund that would otherwise be selected pursuant to the quantitative process in certain instances.

The fixed-income component seeks to provide income and preserve capital through investing in a diversified investment grade bond portfolio. Investment grade bonds are those bonds rated "BBB-" or higher by Standard & Poor's Ratings Group or Fitch Ratings, Inc. or "Baa3" or higher by Moody's Investors Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate bonds will be invested in: investment grade bonds included in the Dow Jones Corporate Bond Index(SM) (the "Bond Index") and other investment grade bonds of issuers whose securities are included in the Bond Index; and investment grade bonds of issuers included in the Dow Jones Industrial Index(SM) (the "Dow 30"). The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds ("ETFs") that invest in investment grade corporate bonds and U.S. government bonds in lieu of investing directly in bonds.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of each Share is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1) benchmark yields;

            2) reported trades;

            3) broker/dealer quotes;

            4) issuer spreads;

            5) benchmark securities;

            6) bids and offers; and

            7) reference data including market research publications.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2012


      Securities traded in the over-the-counter market are valued at their closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Trust's Board of Trustees has designated First Trust to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Trust's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to, the following:

            1) the type of security;

            2) the size of the holding;

            3) the initial cost of the security;

            4) transactions in comparable securities;

            5) price quotes from dealers and/or pricing services;

            6) relationships among various securities;

            7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

            8) an analysis of the issuer's financial statements; and

            9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

            1) the value of similar foreign securities traded on other foreign markets;

            2) ADR trading of similar securities;

            3) foreign currency exchange activity;

            4) the trading prices of financial products that are tied to baskets of foreign securities;

            5) factors relating to the event that precipitated the pricing problem;

            6) whether the event is likely to recur; and

            7) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2012, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2012


The Fund may hold publicly-traded real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the REIT to the extent of the cost basis of such REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income, if any, are declared and paid annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by the Fund will be reinvested in the Fund.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. There were no permanent differences incurred during the period ended December 31, 2012.

The tax character of distributions paid during the period ended December 31, 2012 was as follows:


Distributions paid from:                                   2012
Ordinary income.................................      $      313,025
Long-term capital gain..........................               2,111
Return of capital...............................              49,832


As of December 31, 2012, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................      $           --
Undistributed capital gains.....................                  --
                                                      --------------
Total undistributed earnings....................                  --
Accumulated capital and other losses............                  --
Net unrealized appreciation (depreciation)......             176,508
                                                      --------------
Total accumulated earnings (losses).............             176,508
Other...........................................                  --
Paid-in capital.................................          31,999,862
                                                      --------------
Net assets......................................      $   32,176,370
                                                      ==============

D. INCOME TAXES:

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. The Fund intends to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable contracts that are based on segregated asset accounts. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2012, the Fund had no capital loss carryforward for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. As of December 31, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

E. EXPENSES:

The Fund will pay all expenses directly related to its operations.

Each Participating Insurance Company performs certain administrative services for the Fund, its Account and the variable annuity and variable life insurance Contracts. The Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2012


First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Fund is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statement of Operations.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides the Fund with discretionary investment services and certain administrative services necessary for the management of the Fund. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.20% (the "Expense Cap") of its average daily net assets per year at least until May 1, 2014. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap. These amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursements for the period ended December 31, 2012 and the expenses borne by First Trust subject to recovery from the Fund at December 31, 2012 are as follows:


                                              EXPENSES SUBJECT TO RECOVERY
                                         ---------------------------------------
     ADVISORY FEE        EXPENSE           PERIOD ENDED
        WAIVER        REIMBURSEMENT      DECEMBER 31, 2012            TOTAL
     ------------     --------------     -----------------       ---------------
     $     50,338      $     74,882        $     125,220          $     125,220

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013, before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                             4. 12B-1 SERVICE PLAN

The Trust has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Shares of the Fund will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, serves as the selling agent and distributor of Shares of the Fund. In this capacity, FTP manages the offering of the Fund's Shares and is responsible for all sales and promotional activities. The Plan reimburses FTP for its costs in connection with these activities. FTP also uses the service fee to compensate each Participating Insurance Company for providing account services to policy owners. These services include establishing and maintaining Contract owners' accounts, supplying information to Contract owners, delivering fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. The Fund may spend up to 0.25% per year of the average daily net assets of its Shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of the Fund's Shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of the Fund's Shares, certain other expenses associated with the servicing of Shares of the Fund, and any service-related expenses that may be authorized from time to time by the Board of Trustees.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2012


During the period ended December 31, 2012, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust's Board of Trustees and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the period ended December 31, 2012, were $35,755,354 and $4,715,229, respectively.

                               6. INDEMNIFICATION

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other regulatory filings.

EQUITY SECURITIES RISK: There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Fund could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Fund invests could go down.

SMALLER COMPANY RISK: The Fund invests in small and/or mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

FIXED INCOME SECURITIES RISK: Investment in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Fund may not be able to sell some or all of the securities its holds, either at the price at which it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Fund may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Fund may decline due to an increase in market interest rates (interest rate risk).

MARKET AND MANAGEMENT RISK: Markets in which the Fund invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by the Advisor require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by the Advisor in making investment decisions for the Fund may not produce the desired results.

ETF RISK: ETFs in which the Fund may invest are index funds bought and sold on a securities exchange. An ETF trades like a common stock and represents a portfolio of securities designed to track a particular market index. The ETFs in which the Fund may invest will generally track a corporate or government bond index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

MORTGAGE-BACKED SECURITIES AND PREPAYMENT RISK: Unscheduled or early payments of principal and interest on the mortgages underlying mortgage-backed securities in which the Fund may invest may make the securities' effective maturity shorter than stated. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-backed securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST VARIABLE INSURANCE
TRUST:

We have audited the accompanying statement of assets and liabilities of First Trust Variable Insurance Trust (the "Trust"), comprised of First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund"), including the portfolio of investments, as of December 31, 2012 and the related statement of operations, statement of changes in net assets, and financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the Fund's custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Dow Jones Dividend & Income Allocation Portfolio included in the First Trust Variable Insurance Trust as of December 31, 2012, and the results of its operations, changes in its net assets, and financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 12, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2012 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                             LICENSING INFORMATION

Standard & Poor's and S&P are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). THE DOW JONES CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL INDEX(SM) are products of S&P Dow Jones Indices LLC and has been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL INDEX(SM) to track general market performance. S&P Dow Jones Indices only relationship to First Trust with respect to the DOW JONES CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL INDEX(SM) is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL INDEX(SM) is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL INDEX(SM). Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL INDEX(SM) will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL INDEX(SM) OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES INDUSTRIAL INDEX(SM) OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2012 (UNAUDITED)

The Trust's statement of additional information includes addition information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN
                                                                                                   THE FIRST TRUST       OTHER
      NAME, ADDRESS,                 TERM OF OFFICE                                                 FUND COMPLEX    TRUSTEESHIPS OR
     DATE OF BIRTH AND               AND LENGTH OF              PRINCIPAL OCCUPATIONS                OVERSEEN BY     DIRECTORSHIPS
  POSITION WITH THE TRUST               SERVICE                  DURING PAST 5 YEARS                   TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o  Indefinite Term        Physician; President, Wheaton Orthopedics;        98        None
c/o First Trust Advisors L.P.                           Co-Owner and Co-Director (January 1996
120 East Liberty Drive,       o  Since Inception        to May 2007), Sports Med Center for
  Suite 400                                             Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                       Estate Limited Partnership; Member,
D.O.B.: 04/51                                           Sportsmed LLC

Thomas R. Kadlec, Trustee     o  Indefinite Term        President (March 2010 to Present), Senior         98        Director of ADM
c/o First Trust Advisors L.P.                           Vice President and Chief Financial Officer                  Investor
120 East Liberty Drive,       o  Since Inception        (May 2007 to March 2010), Vice President Inc.               Services,
  Suite 400                                             and Chief Financial Officer (1990 to May                    and ADM Investor
Wheaton, IL 60187                                       2007), ADM Investor Services, Inc. (Futures                 Services
D.O.B.: 11/57                                           Commission Merchant)                                        International

Robert F. Keith, Trustee      o  Indefinite Term        President (2003 to Present), Hibs                 98        Director of
c/o First Trust Advisors L.P.                           Enterprises (Financial and Management                       Trust Company
120 East Liberty Drive,       o  Since Inception        Consulting)                                                 of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee      o  Indefinite Term        President and Chief Executive Officer (June       98        Director of
c/o First Trust Advisors L.P.                           2012 to Present), Dew Learning LLC                          Covenant
120 East Liberty Drive,       o  Since Inception        (Educational Products and Services); President              Transport Inc.
  Suite 400                                             (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee    o  Indefinite Term        Chief Executive Officer (December 2010            98        None
and Chairman of the Board                               to Present), President (until December
120 East Liberty Drive,       o  Since Inception        2010), First Trust Advisors L.P. and First
  Suite 400                                             Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                       Board of Directors, BondWave LLC
D.O.B.: 09/55                                           (Software Development Company/ Investment
                                                        Advisor) and Stonebridge Advisors LLC
                                                        (Investment Advisor)

------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2012 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES         TERM OF OFFICE AND               PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH TRUST                LENGTH OF SERVICE                DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS (2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o  Indefinite Term           Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                         and Chief Financial Officer, First Trust Advisors
  Suite 400                                          o  President and Chief       L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                       Executive Officer         Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                           Since Inception           Development Company/Investment Advisor) and
                                                                                  Stonebridge Advisors LLC (Investment Advisor)


James M. Dykas          Treasurer, Chief Financial   o  Indefinite Term           Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                         President (April 2007 to January 2011), Vice
  Suite 400             Accounting Officer           o  Treasurer, Chief          President (January 2005 to April 2007), First
Wheaton, IL 60187                                       Financial Officer and     Trust Advisors L.P. and First Trust Portfolios
D.O.B.: 01/66                                           Chief Accounting Officer  L.P.
                                                        Since Inception


W. Scott Jardine        Secretary and Chief          o  Indefinite Term           General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                             Trust Portfolios L.P. and BondWave LLC
  Suite 400                                          o  Since Inception           (Software Development Company/Investment
Wheaton, IL 60187                                                                 Advisor); Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                     (Investment Advisor)


Daniel J. Lindquist     Vice President               o  Indefinite Term           Senior Vice President (September 2005 to Present),
120 E. Liberty Drive,                                                             First Trust Advisors L.P. and First Trust
  Suite 400                                          o  Since Inception           Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70


Kristi A. Maher         Assistant Secretary and      o  Indefinite Term           Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,   Chief Compliance Officer                                  First Trust Advisors L.P. and First Trust
   Suite 400                                         o  Assistant Secretary       Portfolios L.P.
Wheaton, IL 60187                                       Since Inception
D.O.B.: 12/66
                                                     o  Chief Compliance Officer
                                                        Since Inception

Roger F. Testin         Vice President               o  Indefinite Term           Senior Vice President, First Trust
120 E. Liberty Drive,                                                             Advisors L.P. and First Trust
  Suite 400                                          o  Since Inception           Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 06/66

------------------------

(2) Officers of the Trust have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2012 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

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


FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for the period from inception (May 1, 2012) through the fiscal year ended 2012 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,750.00.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for the period from inception (May 1, 2012) through the fiscal year ended 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for the period from inception (May 1, 2012) through the fiscal year ended 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $10,500 for the Advisor and $0 for Distributor. Specifically, Advisor paid $7,000 in fees relating to the seed audit and $3,500 in fees relating to the required consent.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for the period from inception (May 1, 2012) through the fiscal year ended 2012 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for the period from inception (May 1, 2012) through the fiscal year ended 2012 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0.

      (d) All Other Fees (Registrant) -- The aggregate fees for the period from inception (May 1, 2012) through the fiscal year ended 2012 for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for the period from inception (May 1, 2012) through the fiscal year ended 2012 for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the period from inception (May 1, 2012) through the fiscal year ended 2012 were $0 for the registrant, $0 for the registrant's investment adviser and $6,250.00 for the registrant's distributor. These fees pertain to sales tax and related services in the states of Iowa and Missouri.

   (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

   (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               First Trust Variable Insurance Trust
                ----------------------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  February 12, 2013
     ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  February 12, 2013
     ----------------------

By (Signature and Title)*       /s/ James M. Dykas
                                ------------------------------------------------
                                James M. Dykas, Treasurer,
                                Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)

Date  February 12, 2013
     ----------------------

* Print the name and title of each signing officer under his or her signature.